EXHIBIT 10.6

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of January 27, 2012 (the “Assignment”), is entered into among Redwood Residential Acquisition Corporation (the “Assignor”), Sequoia Residential Funding, Inc. (the “Depositor”), Select Portfolio Servicing, Inc., as the servicer (the “Servicer”), DLJ Mortgage Capital, Inc. (the “Servicing Rights Purchaser”) and U.S. Bank National Association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” and as referred to herein, the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among the Depositor, the Assignee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

RECITALS

WHEREAS, the Assignor, the Servicing Rights Purchaser and the Servicer have entered into a certain Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement, dated as of May 5, 2011 (as amended, supplemented, or otherwise modified, the “Flow Sale and Servicing Agreement”), and the Servicer is currently servicing certain mortgage loans (the “Mortgage Loans”) under the Flow Sale and Servicing Agreement; and

WHEREAS, the Assignor will sell the Mortgage Loans (the “Specified Mortgage Loans”) which are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and its rights under the Flow Sale and Servicing Agreement with respect to the Specified Mortgage Loans to the Depositor; and

WHEREAS, the Depositor will sell to the Assignee all of its right, title and interest in the Specified Mortgage Loans and its rights under the Flow Sale and Servicing Agreement with respect to the Specified Mortgage Loans; and

WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.           Assignment and Assumption.

(a)           Effective on and as of the date hereof, the Assignor hereby sells, assigns, conveys and transfers to the Depositor all of its right, title and interest in, to and under the Flow Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Sale and Servicing Agreement) to the extent relating to the Specified Mortgage Loans, and the Depositor hereby accepts such assignment from the Assignor and assumes such obligations.

(b)           Effective on and as of the date hereof, the Depositor hereby sells, assigns, conveys and transfers to the Assignee all of its right, title and interest in, to and under the Flow Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Sale and Servicing Agreement) to the extent relating to the Specified Mortgage Loans, the Depositor is released from all obligations under the Flow Sale and Servicing Agreement, and the Assignee hereby accepts such assignment from the Depositor and assumes such obligations.

(c)           Assignee agrees to be bound, as “Owner” (as such term is defined in the Flow Sale and Servicing Agreement), by all of the terms, covenants and conditions of the Flow Sale and Servicing Agreement relating to the Specified Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and Servicer all of Assignor’s obligations as Owner thereunder in respect of the Specified Mortgage Loans, and Assignor is released from such obligations assumed by the Assignee.

2.	Recognition of the Assignee.

From and after the date hereof, subject to Section 3 below, the Servicer and Servicing Rights Purchaser shall recognize the Assignee as the holder of the rights and benefits of the Owner with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into a separate servicing agreement for the servicing of the Specified Mortgage Loans in the form of the Flow Sale and Servicing Agreement (as amended hereby) with the Assignee as the Owner thereunder, the terms of which Flow Sale and Servicing Agreement are incorporated herein by reference and amended hereby.  It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

3.	Continuing Rights and Responsibilities.

(a)  Controlling Holder Rights.  The parties hereto agree and acknowledge that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee’s rights and all related responsibilities as Owner under the sections of the Flow Sale and Servicing Agreement listed below:

Flow Sale and Servicing Agreement:

Section	Matter

11.20	Servicer Shall Provide Access and Information as Reasonably Required.

(b)          Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Owner under the Sections of the Flow Sale and Servicing Agreement listed below:

Flow Sale and Servicing Agreement:

Section	Matter

Addendum I	Regulation AB Compliance Addendum

(c)          In addition, the Servicer agrees to furnish to the Assignor as well as to the Master Servicer copies of reports, notices, statements and other communications required to be delivered by the Servicer pursuant to any of the sections of the Flow Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Flow Sale and Servicing Agreement:

Section

11.09	Transfer of Accounts.

11.16	Statements to the Owner.

Subsection 2.04 of Addendum I	Servicer Compliance Statement.

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation.

(d)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 3(a) shall be exercised by Assignee.

4.	Amendment to the Flow Sale and Servicing Agreement.

The Flow Sale and Servicing Agreement is hereby amended as set forth in Appendix A hereto with respect to the Specified Mortgage Loans.  The rights under the Flow Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended as set forth in Appendix A.

5.	Representations and Warranties.

(a)      Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(b)     Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.	Continuing Effect.

Except as contemplated hereby, the Flow Sale and Servicing Agreement shall remain in full force and effect in accordance with their terms.  This Assignment constitutes a Reconstitution Agreement as contemplated in Section 32 of the Flow Sale and Servicing Agreement and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.

7.	Governing Law.

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

8.	Notices.

Any notices or other communications permitted or required under the Flow Sale and Servicing Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Flow Sale and Servicing Agreement and shall be sent to the Assignor and Assignee as follows:

Assignor:  Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, CA  94941
Attention: William Moliski

Assignee:  U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-1

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Flow Sale and Servicing Agreement.

9.	Counterparts.

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.	Definitions.

Any capitalized term used but not defined in this Assignment has the same meaning as in the Flow Sale and Servicing Agreement.

11.	Master Servicer.

The Servicer hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. (the “Master Servicer”) to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Owner under the Flow Sale and Servicing Agreement, including, without limitation, the right to enforce the obligations of the Servicer thereunder.  Any notices or other communications permitted or required under the Flow Sale and Servicing Agreement to be made to the Assignee shall be made in accordance with the terms of the Flow Sale and Servicing Agreement and shall be sent to the Master Servicer at the following address:

Wells Fargo Bank, N. A.
P.O. Box 98
Columbia, Maryland 21046
(or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045)
Attention: Sequoia Mortgage Trust 2012-1
Email: g=cts-spg-team-a-5@wellsfargo.com

or to such other address as may hereafter be furnished by the Master Servicer to Servicer.  Any such notices or other communications permitted or required under the Flow Sale and Servicing Agreement may be delivered in electronic format unless manual signature is required in which case a hard copy of such report or communication shall be required.

The Servicer shall make all distributions under the Flow Sale and Servicing Agreement, as they relate to the Specified Mortgage Loans, to the Master Servicer by wire transfer of immediately funds to:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #8386630, Sequoia Mortgage Trust 2012-1 Distribution Account

12.	Rule 17g-5 Compliance.

The Servicer hereby agrees that it shall provide information with respect to the servicing of the Mortgage Loans by the Servicer requested by any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) to the Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”), via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-1” and an identification of the type of information being provided in the body of such electronic mail.  The Rule 17g-5 Information Provider shall notify the Servicer in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  The Servicer shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 12 prohibit or restrict oral or written communications, or providing information, between the Servicer, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Servicer as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Servicer’s servicing operations in general; provided, however, that the Servicer shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

13.	Successors and Assigns.

Upon a transfer of the Specified Mortgage Loans by the Assignee (other than in respect of repurchases by a seller pursuant to the related purchase agreement) to a buyer (“buyer”), such transfer shall constitute a Reconstitution subject to the terms of Section 32 of the Flow Sale and Servicing Agreement.  Upon the closing of such transfer, the rights and obligations of Owner held by the Assignor pursuant to this Assignment shall automatically terminate and the buyer shall possess all of the rights and obligations of Owner under the Flow Sale and Servicing Agreement, provided, however, that the Assignor shall remain liable for any obligations held by it as Owner arising from or attributable to the period from the date hereof to the closing date of such transfer.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:
REDWOOD RESIDENTIAL ACQUISITION CORPORATION

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

DEPOSITOR:
SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

ASSIGNEE:
U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

SERVICER:
SELECT PORTFOLIO SERVICING, INC.

By:	/s/ Lester Cheng
Name:	Lester Cheng
Title:	SVP

SERVICING RIGHTS PURCHASER:
DLJ MORTGAGE CAPITAL, INC.

By:	/s/ Deirdre Harrington
Name:	Deirdre Harrington
Title:	Vice President

Accepted and agreed to by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

EXHIBIT I

I-1

key	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000938	0.002500			1000312	2	1300000980	1077215	1	1	0	7
2	1000938	0.002500			1000536	2	1050001057	2135601557	1	1	0	7
3	1000938	0.002500			1000536	2	1050001035	3624700942	1	1	0	9
4	1000938	0.002500			1000536	1	1050000663	2027601803	2	1	0	7
5	1000938	0.002500			1000536	2	1050001065	2168600339	1	1	0	7
6	1000938	0.002500			1000536	1	1050001087	2028607129	1	1	0	9
7	1000938	0.002500			1000536	1	1050001007	3006613221	2	1	0	9
8	1000938	0.002500			1000536	2	1050000977	2036605744	1	1	0	9
9	1000938	0.002500			1000536	1	1050001098	3602601402	2	1	0	9
10	1000938	0.002500			1000536	2	1050001086	2027602127	1	1	0	7
11	1000938	0.002500			1000536	2	1050000900	2135601691	1	1	0	7
12	1000938	0.002500			1000536	2	1050000905	2198600346	1	1	0	7
13	1000938	0.002500			1000536	2	1050001101	2161601739	1	1	0	7
14	1000938	0.002500			1000536	2	1050001118	3006613329	1	1	0	7
15	1000938	0.002500			1000536	2	1050001011	3721600135	1	1	0	7
16	1000938	0.002500			1000536	2	1050000970	2088700361	1	1	0	9
17	1000938	0.002500			1000536	2	1050000967	2036605817	1	1	0	7
18	1000938	0.002500			1000536	1	1050000773	2131700638	2	1	0	7
19	1000938	0.002500			1000536	1	1050000786	2027601961	2	1	0	7
20	1000938	0.002500			1000536	2	1050000808	2073603307	1	1	0	9
21	1000938	0.002500			1000536	1	1050001090	2273600002	1	1	0	9
22	1000938	0.002500			1000536	1	1050000992	2028606980	2	1	0	7
23	1000938	0.002500			1000536	2	1050000882	2001707282	1	1	0	9
24	1000938	0.002500			1001863	2	1000001033	225955	1	1	0	7
25	1000938	0.002500			1000312	2	1300000953	1042394	1	1	0	7
26	1000938	0.002500			1000536	2	1050001045	2253600055	1	1	0	7
27	1000938	0.002500			1000536	1	1050001066	2027602116	2	1	0	7
28	1000938	0.002500			1000536	1	1050001070	3092605524	2	1	0	9
29	1000938	0.002500			1000536	2	1050001023	1083602358	1	1	0	7
30	1000938	0.002500			1000312	2	1300001077	1076716	1	1	0	9
31	1000938	0.002500			1000536	2	1050001044	2088700451	1	1	0	7
32	1000938	0.002500			1000536	2	1050000975	2204600190	1	1	0	7
33	1000938	0.002500			1000312	1	1300000942	1075123	2	1	0	7
34	1000938	0.002500			1000536	2	1050000941	2027602080	1	1	0	7
35	1000938	0.002500			1000536	2	1050001036	2027602115	1	1	0	7
36	1000938	0.002500			1000536	2	1050000893	2001707491	1	1	0	9
37	1000938	0.002500			1000536	1	1050000809	3006612518	2	1	0	7
38	1000938	0.002500			1000536	2	1050001111	3670600488	1	1	0	7
39	1000938	0.002500			1000536	2	1050001010	2097600762	1	1	0	9
40	1000938	0.002500			1000536	2	1050000861	3006612846	1	1	0	7
41	1000938	0.002500			1000536	2	1050000982	3650602060	1	1	0	7
42	1000938	0.002500			1000536	1	1050000821	20631100115	2	1	0	7
43	1000938	0.002500			1001863	2	1000001034	201316	1	1	0	7
44	1000938	0.002500			1001863	2	1000000897	225304	1	1	0	9
45	1000938	0.002500			1000536	2	1050000947	2244701095	1	1	0	7
46	1000938	0.002500			1000536	2	1050000836	2003602264	1	1	0	9
47	1000938	0.002500			1000536	2	1050000911	2141600122	1	1	0	9
48	1000938	0.002500			1001863	2	1000000964	225746	1	1	0	7
49	1000938	0.002500			1000536	1	1050001089	2210600429	1	1	0	9
50	1000938	0.002500			1000536	2	1050000903	2073603486	1	1	0	7
51	1000938	0.002500			1000536	2	1050001040	20171100351	1	1	0	7
52	1000938	0.002500			1000536	2	1050000924	2123700490	1	1	0	9
53	1000938	0.002500			1000536	2	1050001099	2125602741	1	1	0	9
54	1000938	0.002500			1000536	2	1050000989	3602601382	1	1	0	9
55	1000938	0.002500			1000536	2	1050001100	2238600305	1	1	0	9
56	1000938	0.002500			1001863	2	1000000926	226182	1	1	0	7
57	1000938	0.002500			1000536	2	1050000940	7000603545	1	1	0	7
58	1000938	0.002500			1000536	2	1050000892	2051601528	1	1	0	7
59	1000938	0.002500			1000536	2	1050000986	2051601611	1	1	0	7
60	1000938	0.002500			1000536	1	1050001079	3602601390	1	1	0	9
61	1000938	0.002500			1000536	2	1050000994	2001708537	1	1	0	7
62	1000938	0.002500			1000536	2	1050001058	2001708593	1	1	0	9
63	1000938	0.002500			1001863	1	1000000886	222782	2	1	0	7
64	1000938	0.002500			1000536	1	1050000888	2198600319	2	1	0	7
65	1000938	0.002500			1000536	2	1050000810	2001708071	1	1	0	9
66	1000938	0.002500			1000536	2	1050001128	3726600150	1	1	0	9
67	1000938	0.002500			1000536	2	1050000904	2198600334	1	1	0	7
68	1000938	0.002500			1001863	2	1000001043	223089	1	1	0	7
69	1000938	0.002500			1000536	1	1050000790	2083600913	2	1	0	7
70	1000938	0.002500			1000312	1	1300001120	001080213	1	1	0	9
71	1000938	0.002500			1001863	2	1000000969	225401	1	1	0	7
72	1000938	0.002500			1000536	2	1050001112	2248600040	1	1	0	7
73	1000938	0.002500			1000536	1	1050001001	3612601111	1	1	0	9
74	1000938	0.002500			1000536	2	1050001019	2036605864	1	1	0	7
75	1000938	0.002500			1000536	1	1050001004	3627601196	2	1	0	7
76	1000938	0.002500			1000536	2	1050000922	2027602067	1	1	0	9
77	1000938	0.002500			1000536	2	1050000781	2153601079	1	1	0	9
78	1000938	0.002500			1000536	1	1050001026	3726600027	2	1	0	9
79	1000938	0.002500			1000536	2	1050001110	2154601123	1	1	0	7
80	1000938	0.002500			1000536	2	1050000944	2027602053	1	1	0	7
81	1000938	0.002500			1000312	2	1300000978	1073668	1	1	0	9

key	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance
1						1	4	0				0.00
2						1	4	0				0.00
3						1	0	0				0.00
4						1	4	0				0.00
5						1	0	0				200000.00
6						1	0	0				0.00
7						1	0	0				0.00
8						1	4	0				0.00
9						1	0	0				0.00
10						1	0	0				0.00
11						1	0	0				0.00
12						1	4	0				0.00
13						1	4	0				0.00
14						1	4	0				0.00
15						1	4	0				0.00
16						1	0	0				0.00
17						1	4	0				0.00
18						1	4	0				0.00
19						1	0	0				0.00
20						1	4	0				0.00
21						1	0	0				0.00
22						1	0	0				0.00
23						1	0	0				0.00
24						1	4	0				0.00
25						1	0	0				0.00
26						1	0	0				0.00
27						1	4	0				0.00
28						1	0	0				0.00
29						1	0	0				0.00
30						1	4	0				0.00
31						1	4	0				0.00
32						1	0	0				0.00
33						1	4	0				0.00
34						1	0	0				0.00
35						1	0	0				0.00
36						1	0	0				0.00
37						1	0	0				0.00
38						1	4	0				0.00
39						1	0	0				450000.00
40						1	0	0				0.00
41						1	0	0				0.00
42						1	0	0				0.00
43						1	4	0				0.00
44						1	4	0				0.00
45						1	0	0				0.00
46						1	4	0				0.00
47						1	0	0				0.00
48						1	4	0				0.00
49						1	4	0				0.00
50						1	0	0				0.00
51						1	0	0				0.00
52						1	4	0				0.00
53						1	4	0				0.00
54						1	0	0				0.00
55						1	0	0				0.00
56						1	4	0				0.00
57						1	4	0				0.00
58						1	0	0				0.00
59						1	0	0				0.00
60						1	0	0				0.00
61						1	0	0				0.00
62						1	0	0				0.00
63						1	4	0				0.00
64						1	4	0				0.00
65						1	0	0				0.00
66						1	0	0				0.00
67						1	4	0				0.00
68						1	4	0				0.00
69						1	4	0				0.00
70						1	0	0				400000.00
71						1	4	0				0.00
72						1	0	0				0.00
73						1	0	0				0.00
74						1	4	0				0.00
75						1	0	0				0.00
76						1	0	0				0.00
77						1	4	0				300000.00
78						1	0	0				0.00
79						1	0	0				0.00
80						1	4	0				0.00
81						1	0	0				0.00

key	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount
1		20110728	850000.00	0.048750	360	360	20110901	1	0	0		844731.66
2		20110527	600000.00	0.052500	360	360	20110701	1	0	0		595118.77
3		20110725	457500.00	0.045000	360	360	20110901	1	0	0		454465.01
4		20110421	460000.00	0.041250	360	360	20110601	1	0	0		454752.06
5		20110809	475000.00	0.045000	360	360	20111001	1	0	0		471481.10
6		20110825	477000.00	0.038750	180	180	20111001	1	0	0		462128.97
7		20110801	484850.00	0.042500	360	360	20111001	1	0	0		482163.80
8		20110727	491500.00	0.052500	360	360	20110901	1	0	0		488656.39
9		20110815	503000.00	0.033750	360	360	20111001	1	0	0		485467.89
10		20110812	500000.00	0.047500	360	360	20111001	1	0	0		497468.74
11		20110610	506000.00	0.048750	360	360	20110801	1	0	0		502228.88
12		20110725	508000.00	0.048750	360	360	20110901	1	0	0		504851.37
13		20110811	525000.00	0.050000	360	360	20111001	1	0	0		522460.94
14		20110907	527600.00	0.048750	360	360	20111101	1	0	0		525645.91
15		20110721	549350.00	0.046250	360	360	20110901	1	0	0		545786.93
16		20110719	550000.00	0.051250	360	360	20110901	1	0	0		546743.70
17		20110801	552800.00	0.052500	360	360	20111001	1	0	0		550246.99
18		20110429	560000.00	0.042500	360	360	20110601	1	0	0		553750.73
19		20110518	570000.00	0.042500	360	360	20110701	1	0	0		564444.08
20		20110613	572000.00	0.052500	360	360	20110801	1	0	0		568020.03
21		20110823	574950.00	0.037500	180	180	20111001	1	0	0		565367.39
22		20110727	575250.00	0.045000	360	360	20110901	1	0	0		571433.88
23		20110624	600000.00	0.050000	360	360	20110801	1	0	0		590852.31
24		20110805	600000.00	0.050000	360	360	20111001	1	0	0		596571.53
25		20110727	604000.00	0.052500	360	360	20110901	1	0	0		600446.23
26		20110811	608100.00	0.046250	360	360	20111001	1	0	0		604950.80
27		20110824	610000.00	0.031250	360	360	20111001	1	0	0		605885.77
28		20110725	620000.00	0.042500	360	360	20110901	1	0	0		613691.57
29		20110815	624000.00	0.050000	360	360	20111001	1	0	0		619974.79
30		20110824	626000.00	0.050000	360	360	20111001	1	0	0		622972.47
31		20110721	650000.00	0.048750	360	360	20110901	1	0	0		645971.28
32		20110803	650436.00	0.052500	360	360	20111001	1	0	0		647432.07
33		20110701	656000.00	0.045000	360	360	20110801	1	0	0		650768.01
34		20110711	657200.00	0.048750	360	360	20110901	1	0	0		653126.62
35		20110725	663750.00	0.046250	360	360	20110901	1	0	0		659444.95
36		20110630	667000.00	0.051250	360	360	20110801	1	0	0		660945.17
37		20110429	682950.00	0.041250	360	360	20110601	1	0	0		675158.51
38		20110808	680000.00	0.053750	360	360	20111001	1	0	0		676931.59
39		20110826	687050.00	0.048750	360	360	20111001	1	0	0		683650.19
40		20110527	700000.00	0.051250	360	360	20110701	1	0	0		694172.98
41		20110729	700000.00	0.052500	360	360	20110901	1	0	0		695950.08
42		20110527	703200.00	0.050000	360	360	20110701	1	0	0		697211.04
43		20110808	738500.00	0.048750	360	360	20111001	1	0	0		734845.63
44		20110706	750000.00	0.051250	360	360	20110901	1	0	0		745559.60
45		20110701	760000.00	0.052500	360	360	20110801	1	0	0		754711.95
46		20110623	800000.00	0.051250	360	360	20110801	1	0	0		794304.10
47		20110623	814000.00	0.051250	360	360	20110801	1	0	0		808204.47
48		20110711	812800.00	0.048750	360	360	20110901	1	0	0		807762.23
49		20110909	822000.00	0.042500	180	180	20111101	1	0	0		812147.75
50		20110630	826000.00	0.048750	360	360	20110801	1	0	0		819843.98
51		20110805	828000.00	0.050000	360	360	20111001	1	0	0		823995.53
52		20110718	839000.00	0.048750	360	360	20110901	1	0	0		832724.81
53		20110818	839600.00	0.042500	360	360	20111001	1	0	0		834948.38
54		20110801	841900.00	0.048750	360	360	20110901	1	0	0		836681.86
55		20110815	850000.00	0.052500	360	360	20111001	1	0	0		846074.41
56		20110721	864500.00	0.050000	360	360	20110901	1	0	0		859333.09
57		20110629	892500.00	0.052500	360	360	20110801	1	0	0		886290.03
58		20110613	900000.00	0.051250	360	360	20110801	1	0	0		893592.14
59		20110803	900000.00	0.048750	360	360	20111001	1	0	0		895546.47
60		20110826	920000.00	0.042500	180	180	20111001	1	0	0		905271.47
61		20110725	930000.00	0.050000	360	360	20110901	1	0	0		924366.04
62		20110802	929800.00	0.046250	360	360	20111001	1	0	0		924984.78
63		20110623	956000.00	0.045000	360	360	20110801	1	0	0		948344.70
64		20110603	956000.00	0.040000	360	360	20110801	1	0	0		947666.29
65		20110620	956000.00	0.050000	360	360	20110801	1	0	0		949035.75
66		20110825	959000.00	0.051250	360	360	20111001	1	0	0		954467.46
67		20110706	980000.00	0.050000	360	360	20110901	1	0	0		974063.15
68		20110801	990000.00	0.048750	360	360	20111001	1	0	0		985101.11
69		20110517	996000.00	0.048750	360	360	20110701	1	0	0		986315.05
70		20110916	1000000.00	0.040000	180	180	20111101	1	0	0		987768.68
71		20110719	1000000.00	0.048750	360	360	20110901	1	0	0		993801.94
72		20110825	1000000.00	0.050000	360	360	20111001	1	0	0		995163.66
73		20110720	1022300.00	0.040000	180	180	20110901	1	0	0		1000383.59
74		20110808	1060000.00	0.050000	360	360	20111001	1	0	0		1054873.50
75		20110728	1065000.00	0.040000	360	360	20110901	1	0	0		1057276.32
76		20110725	1100000.00	0.050000	360	360	20110901	1	0	0		1093336.17
77		20110527	1111500.00	0.052500	360	360	20110701	1	0	0		1102457.52
78		20110726	1220800.00	0.038750	360	360	20110901	1	0	0		1211749.32
79		20110822	1275750.00	0.048750	360	360	20111001	1	0	0		1269436.81
80		20110805	1282500.00	0.047500	360	360	20111001	1	0	0		1274794.94
81		20110805	1458000.00	0.051250	360	360	20111001	1	0	0		1451109.02

key	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)
1	0.048750	4498.27	20120101	0	0
2	0.052500	3313.22	20120101	0	0
3	0.045000	2318.09	20120101	0	0
4	0.041250	2229.39	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
5	0.045000	2406.76	20120101	0	0
6	0.038750	3498.51	20120101	0	0
7	0.042500	2385.17	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
8	0.052500	2714.08	20120101	0	0
9	0.033750	2223.74	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
10	0.047500	2608.24	20120101	0	0
11	0.048750	2677.79	20120101	0	0
12	0.048750	2688.38	20120101	0	0
13	0.050000	2818.31	20120101	0	0
14	0.048750	2792.10	20120101	0	0
15	0.046250	2824.43	20120101	0	0
16	0.051250	2994.68	20120101	0	0
17	0.052500	3052.58	20120101	0	0
18	0.042500	2754.86	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
19	0.042500	2804.06	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
20	0.052500	3158.61	20120101	0	0
21	0.037500	4181.17	20120101	0	0
22	0.045000	2914.71	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
23	0.050000	3220.93	20120101	0	0
24	0.050000	3220.93	20120101	0	0
25	0.052500	3335.31	20120101	0	0
26	0.046250	3126.48	20120101	0	0
27	0.031250	2613.09	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
28	0.042500	3050.03	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
29	0.050000	3349.77	20120101	0	0
30	0.050000	3360.50	20120101	0	0
31	0.048750	3439.85	20120101	0	0
32	0.052500	3591.73	20120101	0	0
33	0.045000	3323.86	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
34	0.048750	3477.96	20120101	0	0
35	0.046250	3412.60	20120101	0	0
36	0.051250	3631.73	20120101	0	0
37	0.041250	3309.92	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
38	0.053750	3807.80	20120101	0	0
39	0.048750	3635.93	20120101	0	0
40	0.051250	3811.41	20120101	0	0
41	0.052500	3865.43	20120101	0	0
42	0.050000	3774.93	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
43	0.048750	3908.20	20120101	0	0
44	0.051250	4083.65	20120101	0	0
45	0.052500	4196.75	20120101	0	0
46	0.051250	4355.90	20120101	0	0
47	0.051250	4432.12	20120101	0	0
48	0.048750	4301.40	20120101	0	0
49	0.042500	6183.73	20120101	0	0
50	0.048750	4371.26	20120101	0	0
51	0.050000	4444.88	20120101	0	0
52	0.048750	4440.06	20120101	0	0
53	0.042500	4130.33	20120101	0	0
54	0.048750	4455.40	20120101	0	0
55	0.052500	4693.73	20120101	0	0
56	0.050000	4640.82	20120101	0	0
57	0.052500	4928.42	20120101	0	0
58	0.051250	4900.38	20120101	0	0
59	0.048750	4762.87	20120101	0	0
60	0.042500	6920.96	20120101	0	0
61	0.050000	4992.44	20120101	0	0
62	0.046250	4780.47	20120101	0	0
63	0.045000	4843.91	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
64	0.040000	4564.09	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
65	0.050000	5132.01	20120101	0	0
66	0.051250	5221.63	20120101	0	0
67	0.050000	5260.85	20120101	0	0
68	0.048750	5239.16	20120101	0	0
69	0.048750	5270.91	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
70	0.040000	7396.88	20120101	0	0
71	0.048750	5292.08	20120101	0	0
72	0.050000	5368.22	20120101	0	0
73	0.040000	7561.83	20120101	0	0
74	0.050000	5690.31	20120101	0	0
75	0.040000	5084.47	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
76	0.050000	5905.04	20120101	0	0
77	0.052500	6137.74	20120101	0	0
78	0.038750	5740.65	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
79	0.048750	6751.37	20120101	0	0
80	0.047500	6690.13	20120101	0	0
81	0.051250	7938.62	20120101	0	0

key	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap
1
2
3
4	12	0.020000	0.020000	0.091250	0.022500
5
6
7	12	0.020000	0.020000	0.092500	0.022500
8
9	12	0.020000	0.020000	0.083750	0.022500
10
11
12
13
14
15
16
17
18	12	0.020000	0.020000	0.092500	0.022500
19	12	0.020000	0.020000	0.092500	0.022500
20
21
22	12	0.020000	0.020000	0.095000	0.022500
23
24
25
26
27	12	0.020000	0.020000	0.081250	0.022500
28	12	0.020000	0.020000	0.092500	0.022500
29
30
31
32
33	12	0.020000	0.020000	0.095000	0.022500
34
35
36
37	12	0.020000	0.020000	0.091250	0.022500
38
39
40
41
42	6	0.020000	0.020000	0.100000	0.022500
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63	12	0.020000	0.020000	0.095000	0.027500
64	12	0.020000	0.020000	0.090000	0.022500
65
66
67
68
69	12	0.020000	0.020000	0.098750	0.022500
70
71
72
73
74
75	12	0.020000	0.020000	0.090000	0.022500
76
77
78	12	0.020000	0.020000	0.088750	0.022500
79
80
81

key	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties
1			0						0		279	3
2			0						0		197	1
3			0						0		119	1
4			0						0		292	2
5			0						0		155	3
6			0						0		255	1
7			0						0		259	1
8			0						0		302	1
9			0						0		49	1
10			0						0		65	2
11			0						0		230	2
12			0						0		146	2
13			0						0		295	2
14			0						0		206	1
15			0						0		294	1
16			0						0		405	1
17			0						0		243	1
18			0						0		192	2
19			0						0		281	1
20			0						0		19	1
21			0						0		151	1
22			0						0		245	2
23			0						0		68	1
24			0						0		307	2
25			0						0		156	2
26			0						0		244	1
27			0						0		13	2
28			0						0		145	1
29			0						0		251	3
30			0						0		201	1
31			0						0		261	4
32			0						0		138	1
33			0						0		185	2
34			0						0		85	3
35			0						0		271	1
36			0						0		250	1
37			0						0		247	2
38			0						0		431	2
39			0						0		187	1
40			0						0		275	1
41			0						0		101	2
42			0						0		257	1
43			0						0		316	2
44			0						0		425	1
45			0						0		112	2
46			0						0		246	1
47			0						0		258	2
48			0						0		235	2
49			0						0		236	2
50			0						0		440	1
51			0						0		165	1
52			0						0		122	1
53			0						0		263	4
54			0						0		272	1
55			0						0		211	1
56			0						0		309	3
57			0						0		92	4
58			0						0		106	1
59			0						0		133	2
60			0						0		210	1
61			0						0		232	2
62			0						0		267	1
63			0						0		143	2
64			0						0		229	2
65			0						0		438	1
66			0						0		252	1
67			0						0		108	2
68			0						0		439	1
69			0						0		264	3
70			0						0		184	1
71			0						0		348	3
72			0						0		311	2
73			0						0		269	4
74			0						0		310	2
75			0						0		284	2
76			0						0		299	1
77			0						0		330	1
78			0						0		282	2
79			0						0		370	1
80			0						0		20	2
81			0						0		319	2

key	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax
1		0		8		0	1	20111205
2		0		6.1		0	1	20111205
3		0		1		1	1	20111205
4		0		0.2		0	1	20111025
5		0		1		0	1
6		1		9	9	4	1
7		0		8.1	5	9	1
8		0		7.1		13	1	20111205
9		1		16		3	1
10		0		0.4		0	1
11		0		20		0	1	20111205
12		0		16.5		0	1	20111205
13		1		5		0	1
14		1		9		0	1
15		0		0.7	5	0	1	20111205
16		0		2.1	18	11	1	20111205
17		0		0.92		0	1
18		0		19		0	1	20111025
19		0		10		0	1	20111205
20		0		5	11	20	1	20111205
21		1		5.83		15	1
22		0		36.5		0	1	20111205
23		1		21		5	1	20111205
24		0		1	1	0	1
25		0		8	3	0	1	20111205
26		1		18		0	1
27		0		0.1		0	1
28		0		22.6		5	1	20111205
29		1		11	6	0	1
30		0		5		4	1
31		1		3.25		0	1	20111205
32		1		10		0	1
33		0		11	1	0	1	20111205
34		0		23.2		0	1	20111205
35		0		14		0	1	20111205
36		0		17		3	1	20111205
37		0		1.8	5	0	1	20111025
38		0		0.2		0	1
39		1		32.08		12	1
40		0		8.8		0	1	20111205
41		1		9		0	1	20111205
42		1		2.42		0	1	20111205
43		0		5.7		0	1
44		1		16.75		4	1	20111205
45		0		0		0	1	20111205
46		0		24.5		9	1	20111205
47		0		4		3	1	20111205
48		0		10		0	1	20111205
49		1		21		5	1
50		0		1.4		0	1	20111205
51		0		9		0	1
52		0		16		6	1	20111205
53		0		16		1	1
54		0		27.5		2	1
55		0		3		3	1
56		0		12.5		0	1	20111205
57		1		9		0	1	20111205
58		0		0.1		0	1	20111205
59		0		7.5	5	0	1
60		1		5		3	1
61		0		21		0	1	20111205
62		0		15.5		7	1
63		0		14.3	1	0	1	20111205
64		0		0.1		0	1	20111205
65		1		11		5	1	20111205
66		1		3.9		8	1
67		0		17		0	1	20111205
68		0		0.9		0	1
69		1		12		0	1	20111205
70		0		30		12	1
71		1		0.1		0	1	20111205
72		0		8.6		0	1
73		1		18.67		3	1	20111205
74		0		1.5	4	0	1
75		0		16.17		0	1	20111205
76		1		9.42		9	1	20111205
77		1		21		4	1	20111205
78		1		2.67		16	1	20111205
79		0		9.1	10	0	1
80		0		0.01		0	1
81		1		10		1	1

key	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line
1			778	785		3
2			762	758		3
3			742	770		3
4			735	743		3
5			731
6			772
7			786
8			777	793		3
9			807
10			762
11			783	764		3
12			789	784		3
13			764
14			770
15			791	787		3
16			789	785		3
17			753
18			736	746		3
19			778	807		3
20			724	743		3
21			783
22			781	787		3
23			759	759		3
24			781
25			779	782		3
26			791
27			778
28			796	796		3
29			733
30			798
31			766	741		3
32			766
33			795	784		3
34			796	804		3
35			751	758		3
36			780	778		3
37			726	686		3
38			759
39			769
40			758	760		3
41			801	788		3
42			749	763		3
43			783
44			783	759		3
45			749	790		3
46			799	808		3
47			767	755		3
48			761	737		3
49			796
50			764	796		3
51			781
52			796	805		3
53			767
54			815
55			775
56			791	783		3
57			713	729		3
58			761	788		3
59			766
60			781
61			804	790		3
62			787
63			792	786		3
64			804	788		3
65			763	761		3
66			738
67			746	750		3
68			783
69			786	783		3
70			787
71			776	766		3
72			799
73			780	790		3
74			736
75			803	796		3
76			782	787		3
77			714	712		3
78			768	766		3
79			791
80			760
81			785

key	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator
1			000000000000			25000		9583.33		25000	34583.33	1
2			000000000000			17850		0		17850	17850	1
3			000000000000			10081.13		0		10081.13	10081.13	1
4			000000000000			15834		0		15834	15834	1
5			000000000000			22208.33		8333.33		22208.33	30541.66	1
6			000000000000			28976	4697	0	0	33673	33673	1
7			000000000000			14862	10379	0	0	25240.53	25240.53	1
8			000000000000			14875		0		14875	14875	1
9			000000000000			4204.17	2992	7581	0	7195.84	14776.84	1
10			000000000000			14583.34		-122.5		14583.34	14460.84	1
11			000000000000			16666.65		0		16666.65	16666.65	1
12			000000000000			15000		-261		15000	14739	1
13			000000000000			0		23873		0	23873	1
14			000000000000			14023.67		0		14023.67	14023.67	1
15			000000000000			9564	4932	0	-112	14496	14384	1
16			000000000000			0	3905	14973	0	3905	18878	1
17			000000000000			17358	0	-1356.37	-337	17358	15664.63	1
18			000000000000			31834		0		31834	31834	1
19			000000000000			14521.68		6483		14521.68	21004.68	1
20			000000000000			14583.34	4208	671.11	0	18791.69	19462.8	1
21			000000000000			2125	0	12235.16	4477	2125	18837.44	1
22			000000000000			17675		3497		17675	21172	1
23			000000000000			22216		425		22216	22641	1
24			000000000000			23000	3250	-56.42	0	26249.6	26193.18	1
25			000000000000			13000	8333	0	0	21333.33	21333.33	1
26			000000000000			17657		0		17657	17657	1
27			000000000000			17500	0	0	0	17500	17500	1
28			000000000000			20083.33		0		20083.33	20083.33	1
29			000000000000			14583.83	7994	10072.08	0	22578.17	32650.25	1
30			000000000000			15000		9571		15000	24571	1
31			000000000000			21476		771		21476	22247	1
32			000000000000			18607		0		18607	18607	1
33			000000000000			0	18749	12032	0	18749	30781	1
34			000000000000			18833.34		24259.8		18833.34	43093.14	1
35			000000000000			14908		5022		14908	19930	1
36			000000000000			15875		-1427		15875	14448	1
37			000000000000			15000	16467	-647	0	31467	30820	1
38			000000000000			29166.67		0		29166.67	29166.67	1
39			000000000000			0		33359		0	33359	1
40			000000000000			4410		20716		4410	25126	1
41			000000000000			15822.04		0		15822.04	15822.04	1
42			000000000000			0	0	14926	1875	0	16801	0
43			000000000000			23322.42	0	0	0	23322.42	23322.42	1
44			000000000000			11792	1271	3721	0	13063	16784	1
45			000000000000			20833		-757		20833	20076	1
46			000000000000			34527		0		34527	34527	1
47			000000000000			16666.66		21351.29		16666.66	38017.95	1
48			000000000000			18333.33		0		18333.33	18333.33	1
49			000000000000			18750		-143.25		18750	18606.75	1
50			000000000000			21875		0		21875	21875	1
51			000000000000			18750.01		-106.42		18750.01	18643.59	1
52			000000000000			12000		9645.05		12000	21645.05	1
53			000000000000			0		24417.83		0	24417.83	1
54			000000000000			16291.68		0		16291.68	16291.68	1
55			000000000000			26265		0		26265	26265	1
56			000000000000			41925		0		41925	41925	1
57			000000000000			96744		0		96744	96744	1
58			000000000000			19000		0		19000	19000	1
59			000000000000			14145.74	11359	6412	0	25504.27	31916.27	1
60			000000000000			36060		0		36060	36060	1
61			000000000000			17063.28	11667	3755.25	420	28730.28	32905.53	1
62			000000000000			29166.66		0		29166.66	29166.66	1
63			000000000000			14583.34		18089.17		14583.34	32672.51	1
64			000000000000			29165.59		0		29165.59	29165.59	1
65			000000000000			216921		0		216921	216921	1
66			000000000000			12076.13	25320	0	0	37396.13	37396.13	1
67			000000000000			23000		0		23000	23000	1
68			000000000000			31666.68		0		31666.68	31666.68	1
69			000000000000			17083		49991		17083	67074	1
70			000000000000			60000		0		60000	60000	1
71			000000000000			44583.33		0		44583.33	44583.33	1
72			000000000000			0		36788		0	36788	1
73			000000000000			120000		0		120000	120000	1
74			000000000000			0	5417	10950	10927	5416.67	27293.67	1
75			000000000000			18750		15595		18750	34345	1
76			000000000000			29655		-20		29655	29635	1
77			000000000000			89927		0		89927	89927	1
78			000000000000			64156		-3441		64156	60715	1
79			000000000000			5833.34	10000	21698	0	15833.34	37531.34	1
80			000000000000			20616.66		12500		20616.66	33116.66	0
81			000000000000			17491		44837.96		17491	62328.96	1

key	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	5		3		4		280977.59	6607.72	0.3211370			100
2	5		3		4		67845.85	2701.18	0.3369410			100
3	5		3		4		150727.38	2214.40	0.4496010			0
4	5		3		4		52115.08	1911.49	0.2615180			100
5	5		3		4		1282389.79	8628.89	0.3613310			100
6	5		3		4		35179.94	3425.30	0.2056190			0
7	5		3		4		140598.99	4042.08	0.2546400			0
8	5		3		4		114625.62	1464.78	0.2809320			0
9	5		3		4		1547020.09	2521.92	0.3211550			0
10	5		3		4		217950.73	2377.55	0.3447790			100
11	5		3		4		32002.48	4457.85	0.4281390			100
12	5		3		4		26032.92	2506.82	0.3524800			100
13	5		3		4		566480.15	1440.44	0.1783920			100
14	5		3		4		90218.86	1375.80	0.2972050			100
15	5		3		4		206528.35	1568.56	0.3054080			100
16	5		3		4		81183.86	1613.14	0.2440840			0
17	5		3		4		168866.12	974.30	0.2570680			0
18	5		3		4		175079.56	2532.32	0.1660860			100
19	5		3		4		693552.66	2118.66	0.2343630			100
20	5		3		4		39798.11	2732.33	0.3026770			0
21	5		3		4		387184.58	5403.00	0.5087830			0
22	5		3		4		247995.79	6274.13	0.4340090			100
23	5		3		4		305701.07	2661.81	0.2598270
24	5		3		4		36785.06	3829.23	0.2691600			100
25	5		3		4		192540.05	5106.27	0.3956990			100
26	5		3		4		111691.56	4085.20	0.4084320			100
27	5		3		4		253287.54	4831.06	0.4253800			100
28	5		3		4		191833.13	3308.61	0.3166130			0
29	5		3		4		50985.89	10492.47	0.4239550			100
30	5		3		4		80924.61	1929.00	0.2152740			0
31	5		3		4		100868.55	7508.97	0.4921480			100
32	4		3		4		44982.27	1180.15	0.2564560			100
33	5		3		4		153163.89	6954.87	0.3339310			100
34	5		3		3		293960.88	7751.90	0.2605950			100
35	5		3		4		108910.74	3926.42	0.3682400			100
36	5		3		4		95127.78	1259.29	0.3385260			100
37	5		3		4		310544.55	7170.30	0.3400460			100
38	5		3		4		81648.26	8867.16	0.4345700			17.35
39	5		3		4		50286.67	11410.25	0.4510380			0
40	5		3		4		1045423.81	4910.85	0.3471410			100
41	4		3		4		135267.05	2142.89	0.3797440			100
42	4		3		4		253135.66	3030.57	0.4050650			100
43	5		3		4		573373.71	4069.65	0.3420680			12.83
44	5		3		4		468393.4	1550.65	0.3356950			0
45	5		3		4		88729.66	6312.49	0.5234730			100
46	5		3		3		1504995.52	2208.99	0.1901380			0
47	5		3		4		121931.72	4838.48	0.2438480			0
48	5		3		4		138214.71	2366.58	0.3637080			100
49	5		3		4		71195.23	1114.36	0.3922280			0
50	5		3		4		52031.9	1954.16	0.2891620			100
51	5		3		4		121488.59	1804.47	0.3352010			100
52	5		3		4		150180.1	2359.15	0.3141230			0
53	5		3		4		43131.7	1193.03	0.2180110			0
54	5		3		4		334780.27	3013.41	0.4584430
55	5		3		4		82746.65	2634.63	0.2790160			0
56	5		3		4		141604.87	4379.01	0.2151420			100
57	5		3		4		564682.18	10626.18	0.1607810			100
58	5		3		4		414553.25	1735.54	0.3492590			100
59	5		3		4		1572098.55	7773.55	0.3927910			100
60	5		3		4		126310.45	3507.30	0.2891920			0
61	5		3		4		2382600.49	8712.84	0.4165040			100
62	5		3		3		393929.95	5677.53	0.3585600			0
63	5		3		4		157342.53	4639.38	0.2902530			100
64	5		3		4		116748.66	6953.49	0.3949030			100
65	5		3		4		4332546.5	8869.37	0.0645460			0
66	5		3		4		79670.28	5154.30	0.2774600			0
67	5		3		4		161151.88	2313.05	0.3293000			100
68	5		3		4		904418.98	5868.21	0.3507590			100
69	4		3		4		96588.41	15184.31	0.3049650			87.95
70	5		3		4		11890171.42	8460.58	0.2642910			0
71	5		3		4		162243.86	7653.58	0.2903700			100
72	5		3		4		870977.57	9493.32	0.4039780			100
73	5		3		4		1259608.08	11229.21	0.1565920			0
74	5		3		4		171928.31	5718.94	0.4180180			100
75	5		3		4		250968.26	8746.54	0.4027080			100
76	5		3		4		1267231.12	2061.26	0.2688140			0
77	5		3		4		872922.67	12264.38	0.2046340			0
78	5		3		4		112385.58	7877.30	0.2242930			0
79	5		3		4		1213579.22	2310.72	0.2414540			100
80	5		3		4		728541.48	5638.37	0.3722750			100
81	5		3		4		318121.14	10431.72	0.2947320			0

key	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	CREDIT RIVER	MN	55372	1	1	1625000.00	1650000.00	3	20110706
2	BRENTWOOD	TN	37027	7	1	750000.00	765000.00	3	20110516
3	BOYNTON BEACH	FL	33473	7	1		840000.00	3	20110706
4	SOUTH LYON	MI	48178	1	1	575000.00	682100.00	3	20110415
5	WHEATON	IL	60187	7	1	900000.00	900000.00	3	20110722
6	GEORGETOWN	TX	78628	7	1		1000000.00	3	20110730
7	UNIVERSITY PARK	TX	75225	1	1		1350000.00	3	20110713
8	SCOTTSDALE	AZ	85260	1	1		765000.00	3	20110715
9	DALLAS	TX	75214	1	1		860000.00	3	20110726
10	LONG GROVE	IL	60047	7	1	625000.00	640000.00	3	20110722
11	OAK RIDGE	TN	37830	1	1	723000.00	750000.00	3	20110601
12	KATY	TX	77494	7	1	635000.00	639000.00	3	20110616
13	RENO	NV	89511	1	1	700000.00	705000.00	3	20110728
14	PLANO	TX	75093	7	1	659500.00	705000.00	3	20110808
15	LAKE OSWEGO	OR	97034	1	1	686700.00	750000.00	3	20110705
16	TUSCOLA	TX	79562	1	1		825000.00	3	20110404
17	SCOTTSDALE	AZ	85255	7	1	691000.00	695000.00	3	20110702
18	PANAMA CITY BEACH	FL	32413	7	2	867500.00	775000.00	3	20110421
19	DALLAS	TX	75225	1	1	1175818.00	1228000.00	3	20110503
20	NEEDHAM	MA	02492	1	1		852000.00	3	20110520
21	JACKSONVILLE	FL	32225	1	1		1190000.00	3	20110801
22	LIBERTY HILL	TX	78642	7	2	885000.00	890000.00	3	20110712
23	DALLAS	TX	75230	1	1		870000.00	3	20110608
24	Seattle	WA	98105	1	1	750000.00	750000.00	3	20110714
25	ELMHURST	IL	60126	1	1	755000.00	790000.00	3	20110621
26	SPRING	TX	77389	7	1	760187.00	764000.00	3	20110720
27	ESSEX	MA	01929	1	1	960000.00	960000.00	3	20110803
28	BELLAIRE	TX	77401	1	1		975500.00	3	20110713
29	THE WOODLANDS	TX	77389	7	1	780000.00	790000.00	3	20110715
30	EVANSTON	IL	60201	1	1		930000.00	3	20110711
31	GRANBURY	TX	76048	7	1	849000.00	880000.00	3	20110709
32	NICEVILLE	FL	32578	1	1	867249.00	900000.00	3	20110707
33	LIBERTYVILLE	IL	60048	1	1	820000.00	930000.00	3	20110610
34	DALLAS	TX	75214	1	1	821500.00	850000.00	3	20110627
35	ALLEN	TX	75013	7	1	885000.00	925000.00	3	20110715
36	SUNNYVALE	TX	75182	7	1		845000.00	3	20110519
37	FRISCO	TX	75034	7	1	853700.00	875000.00	3	20110314
38	LAKE TAPPS	WA	98391	1	1	850000.00	850000.00	3	20110727
39	GLENVIEW	IL	60025	1	1		1600000.00	3	20110728
40	DALLAS	TX	75225	1	1	2250000.00	2375000.00	3	20110511
41	POWAY	CA	92064	1	1	1180000.00	1350000.00	3	20110630
42	FAIRVIEW	TX	75069	7	1	879000.00	885000.00	3	20110518
43	Mercer Island	WA	98040	7	1	1055000.00	1100000.00	3	20110714
44	Medina	WA	98039	1	1		1430000.00	3	20110613
45	CARY	NC	27518	1	1	950000.00	960000.00	3	20110601
46	DALLAS	TX	75230	1	1		1200000.00	3	20110609
47	HOUSTON	TX	77024	7	1		1035000.00	3	20110615
48	Seattle	WA	98112	1	1	1016000.00	1050000.00	3	20110630
49	MAUMELLE	AR	72113	7	1		1200000.00	3	20110808
50	BRANFORD	CT	06405	1	1	1033000.00	1075000.00	3	20110610
51	NAPERVILLE	IL	60540	1	1	1060000.00	1035000.00	3	20110725
52	ELLICOTT CITY	MD	21042	7	1		1200000.00	3	20110607
53	BATON ROUGE	LA	70810	7	1		1500000.00	3	20110728
54	HOUSTON	TX	77019	7	1		1550000.00	3	20110711
55	MAPLE GROVE	MN	55311	1	1		1091000.00	3	20110721
56	Edmonds	WA	98026	1	1	1235000.00	1235000.00	3	20110627
57	OLD SAYBROOK	CT	06475	1	1	1275000.00	1600000.00	3	20110624
58	KURE BEACH	NC	28449	1	2	1200000.00	1247000.00	3	20110517
59	OAK ISLAND	NC	28465	1	2	1550000.00	1594500.00	3	20110714
60	HOUSTON	TX	77055	1	1		1150000.00	3	20110715
61	DALLAS	TX	75287	7	1	1240000.00	1250000.00	3	20110713
62	DALLAS	TX	75209	7	1		2290000.00	3	20110719
63	Seattle	WA	98103	1	1	1195000.00	1195000.00	3	20110613
64	FRANKLIN	TN	37069	7	1	1195000.00	1200000.00	3	20110512
65	DALLAS	TX	75230	1	1		1850000.00	3	20110514
66	DALLAS	TX	75229	1	1		1255000.00	3	20110719
67	MENLO PARK	CA	94025	7	1	1225000.00	1250000.00	3	20110603
68	Seattle	WA	98105	1	1	1650000.00	1702000.00	3	20110714
69	FORT WORTH	TX	76108	1	1	1245000.00	1280000.00	3	20110513
70	LAKE BLUFF	IL	60044	1	1		2500000.00	3	20110812
71	Bellingham	WA	98229	1	1	1250000.00	1250000.00	3	20110614
72	IRVINE	CA	92603	7	1	2498800.00	2500000.00	3	20110801
73	AUSTIN	TX	78731	7	1		1600000.00	3	20110610
74	PARADISE VALLEY	AZ	85253	1	1	1325000.00	1350000.00	3	20110718
75	FRISCO	TX	75034	7	1	1420000.00	1425000.00	3	20110714
76	DALLAS	TX	75230	1	1		2000000.00	3	20110627
77	LAGUNA BEACH	CA	92651	1	1		2540000.00	3	20110423
78	HIGHLAND PARK	TX	75205	1	1		1580000.00	3	20110629
79	MANHATTAN BEACH	CA	90266	1	1	1701000.00	1825000.00	3	20110801
80	DARIEN	CT	06820	1	1	1710000.00	1730000.00	3	20110701
81	SAINT CHARLES	IL	60175	1	1		2350000.00	3	20110706

key	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1					0.523077	0.523077	0	0	0
2					0.800000	0.800000	0	0	0
3					0.544643	0.544643	0	0	0
4					0.800000	0.800000	0	0	0
5					0.750000	0.527778	0	0	0
6					0.477000	0.477000	0	0	0
7					0.359148	0.359148	0	0	0
8					0.642484	0.642484	0	0	0
9					0.584884	0.584884	0	0	0
10					0.800000	0.800000	0	0	0
11					0.699862	0.699862	0	0	0
12					0.800000	0.800000	0	0	0
13					0.750000	0.750000	0	0	0
14					0.800000	0.800000	0	0	0
15					0.799985	0.799985	0	0	0
16					0.666667	0.666667	0	0	0
17					0.800000	0.800000	0	0	0
18					0.722581	0.722581	0	0	0
19					0.484769	0.484769	0	0	0
20					0.671362	0.671362	0	0	0
21					0.483151	0.483151	0	0	0
22					0.650000	0.650000	0	0	0
23					0.689655	0.689655	0	0	0
24					0.800000	0.800000	0	0	0
25					0.800000	0.800000	0	0	0
26					0.799935	0.799935	0	0	0
27					0.635417	0.635417	0	0	0
28					0.635572	0.635572	0	0	0
29					0.800000	0.800000	0	0	0
30					0.673118	0.673118	0	0	0
31					0.765607	0.765607	0	0	0
32					0.749999	0.749999	0	0	0
33					0.800000	0.800000	0	0	0
34					0.800000	0.800000	0	0	0
35					0.750000	0.750000	0	0	0
36					0.789349	0.789349	0	0	0
37					0.799988	0.799988	0	0	0
38					0.800000	0.800000	0	0	0
39					0.710656	0.429406	0	0	0
40					0.311111	0.311111	0	0	0
41					0.593220	0.593220	0	0	0
42					0.800000	0.800000	0	0	0
43					0.700000	0.700000	0	0	0
44					0.524476	0.524476	0	0	0
45					0.800000	0.800000	0	0	0
46					0.666667	0.666667	0	0	0
47					0.786473	0.786473	0	0	0
48					0.800000	0.800000	0	0	0
49					0.685000	0.685000	0	0	0
50					0.799613	0.799613	0	0	0
51					0.800000	0.800000	0	0	0
52					0.699167	0.699167	0	0	0
53					0.559733	0.559733	0	0	0
54					0.543161	0.543161	0	0	0
55					0.779102	0.779102	0	0	0
56					0.700000	0.700000	0	0	0
57					0.700000	0.700000	0	0	0
58					0.750000	0.750000	0	0	0
59					0.580645	0.580645	0	0	0
60					0.800000	0.800000	0	0	0
61					0.750000	0.750000	0	0	0
62					0.406026	0.406026	0	0	0
63					0.800000	0.800000	0	0	0
64					0.800000	0.800000	0	0	0
65					0.516757	0.516757	0	0	0
66					0.764143	0.764143	0	0	0
67					0.800000	0.800000	0	0	0
68					0.600000	0.600000	0	0	0
69					0.800000	0.800000	0	0	0
70					0.560000	0.400000	0	0	0
71					0.800000	0.800000	0	0	0
72					0.400192	0.400192	0	0	0
73					0.638938	0.638938	0	0	0
74					0.800000	0.800000	0	0	0
75					0.750000	0.750000	0	0	0
76					0.550000	0.550000	0	0	0
77					0.555709	0.437598	0	0	0
78					0.772658	0.772658	0	0	0
79					0.750000	0.750000	0	0	0
80					0.750000	0.750000	0	0	0
81					0.620426	0.620426	0	0	0

key	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81

key	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)
1					20			20410801	25,000.00	9,583.00
2					6.1			20410601	17,850.00
3					85			20410801	10,081.00
4					25			20410501	15,834.00
5					13		200000	20410901	22,208.00	8,333.00
6					13	9		20260901	28,976.00			4,697.00
7					20	24		20410901	14,862.00			10,379.00
8					7.1			20410801	14,875.00
9					20	16		20410901	4,204.00			2,992.00
10					25			20410901	14,583.00
11					20			20410701	16,667.00
12					16.5			20410801	15,000.00
13					5			20410901	0.00
14					9			20411001	14,024.00
15					16	7		20410801	9,564.00			4,932.00
16					2.1	18		20410801				3,905.00
17					5.5			20410901	17,358.00
18					19			20410501	31,834.00
19					13			20410601	14,522.00	6,483.00
20					20	13		20410701	14,583.00			4,208.00
21					10			20260901	2,125.00
22					36.5			20410801	17,675.00	3,507.00
23					21			20410701	22,216.00
24					6	12		20410901	23,000.00			3,250.00
25					8	3		20410801	13,000.00			8,333.00
26					18			20410901	17,657.00
27					15			20410901	17,500.00
28					23			20410801	20,083.00
29					20	6		20410901	14,584.00			7,994.00
30					5			20410901	15,000.00	9,571.00
31					3			20410801	21,476.00
32					20			20410901	18,607.00
33					11	5		20410701			13,034.00	18,749.00
34					23.2			20410801	18,833.00	24,260.00
35					14			20410801	14,908.00	5,022.00
36					20			20410701	15,875.00	5,361.00
37					2	5		20410501	15,000.00			16,467.00
38					12			20410901	29,167.00
39					32.1		450000	20410901
40					29			20410601	4,410.00	14,605.00	6,820.00
41					4.4			20410801	15,822.00
42					19	24		20410601
43					17			20410901	23,322.00			0.00
44					22.75	22.75		20410801	11,792.00			1,271.00
45					25			20410701	20,833.00
46					24.5			20410701	34,527.00
47					6			20410701	16,667.00	21,388.00
48					10			20410801	18,333.00
49					8			20261001	18,750.00
50					1.4			20410701	21,875.00
51					10			20410901	18,750.00
52					25			20410801	12,000.00
53					16			20410901
54					32			20410801	16,292.00
55					22			20410901	26,265.00
56					12.5			20410801	41,925.00
57					9			20410701	96,744.00
58					27			20410701	19,000.00
59					7.5	15		20410901	14,146.00			11,359.00
60					7			20260901	36,060.00
61					32	9		20410801	17,063.00			11,667.00
62					30			20410901	29,167.00
63					14.3	1.1		20410701	14,583.00	18,125.00
64					21			20410701	29,166.00
65					13			20410701	216,921.00
66					15	9.2		20410901	12,076.00			25,320.00
67					17			20410801	23,000.00
68					18			20410901	31,667.00
69					24			20410601	17,083.00	15,104.00
70					30		400000	20261001	60,000.00
71					2			20410801	44,583.00
72					25			20410901
73					30			20260801	120,000.00
74					7	7		20410901	0.00		12,972.00	5,417.00
75					16.17			20410801	18,750.00	15,595.00
76					15			20410801	29,655.00
77					21		300000	20410601	89,927.00
78					21			20410801	64,156.00
79					9.1	10		20410901	5,833.00			10,000.00
80					20			20410901	20,617.00	12,500.00
81					10			20410901	17,491.00

key	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1			Full	2 years	2 Months
2			Full	2 years	2 Months
3			Full	2 years	2 Months
4			Full	2 years	2 Months
5			Full	2 years	2 Months
6			Full	2 years	2 Months
7			Full	2 years	2 Months
8			Full	2 years	2 Months
9			Full	2 years	2 Months
10			Full	2 years	2 Months
11			Full	2 years	2 Months
12			Full	2 years	2 Months
13			Full	2 years	2 Months
14			Full	2 years	2 Months
15			Full	2 years	2 Months
16			Full	2 years	2 Months
17			Full	2 years	2 Months
18			Full	2 years	2 Months
19			Full	2 years	2 Months
20			Full	2 years	2 Months
21			Full	2 years	2 Months
22			Full	2 years	2 Months
23			Full	2 years	2 Months
24			Full	2 years	2 Months
25			Full	2 years	2 Months
26			Full	2 years	2 Months
27			Full	2 years	2 Months
28			Full	2 years	2 Months
29			Full	2 years	2 Months
30			Full	2 years	2 Months
31			Full	2 years	2 Months
32			Full	2 years	2 Months
33			Full	2 years	2 Months
34			Full	2 years	1 Month
35			Full	2 years	2 Months
36			Full	2 years	2 Months
37			Full	2 years	2 Months
38			Full	2 years	2 Months
39			Full	2 years	2 Months
40			Full	2 years	2 Months
41			Full	2 years	2 Months
42			Full	2 years	2 Months
43			Full	2 years	2 Months
44			Full	2 years	2 Months
45			Full	2 years	2 Months
46			Full	2 years	1 Month
47			Full	2 years	2 Months
48			Full	2 years	2 Months
49			Full	2 years	2 Months
50			Full	2 years	2 Months
51			Full	2 years	2 Months
52			Full	2 years	2 Months
53			Full	2 years	2 Months
54			Full	2 years	2 Months
55			Full	2 years	2 Months
56			Full	2 years	2 Months
57			Full	2 years	2 Months
58			Full	2 years	2 Months
59			Full	2 years	2 Months
60			Full	2 years	2 Months
61			Full	2 years	2 Months
62			Full	2 years	1 Month
63			Full	2 years	2 Months
64			Full	2 years	2 Months
65			Full	2 years	2 Months
66			Full	2 years	2 Months
67			Full	2 years	2 Months
68			Full	2 years	2 Months
69			Full	2 years	2 Months
70			Full	2 years	2 Months
71			Full	2 years	2 Months
72			Full	2 years	2 Months
73			Full	2 years	2 Months
74		10,927.00	Full	2 years	2 Months
75			Full	2 years	2 Months
76			Full	2 years	2 Months
77			Full	2 years	2 Months
78			Full	2 years	2 Months
79			Full	2 years	2 Months
80			Full	2 years	2 Months
81			Full	2 years	2 Months

Loan Number	Redwood Loan Number	DD Loan Number
7116767018	2000000027	600119300
22-462910-1	3000000262	600131437
22-463008-3	3000000283	600132623
22-462990-3	3000000288	600132694
22-464097-5	3000000348	600135657
22-464063-7	3000000385	600137326
22-464627-9	3000000435	600138718
7118457022	2000000343	600145303
22-465060-2	3000000449	600145933
22-467514-6	3000000463	600147089
22-466744-0	3000000466	600147090
22-467563-3	3000000468	600147103
22-464586-7	3000000480	600149571
22-455619-7	841000001	600151591
7119654767	2000000473	600152229
22-468033-6	3000000501	600152540
22-469026-9	3000000508	600153553
22-114222-3	3000000562	600153559
22-469217-4	3000000526	600153743
22-114166-2	856000001	600153745
22-469207-5	3000000529	600153771
22-469378-4	3000000552	600153773
22-114221-5	3000000551	600153865
22-468338-9	3000000531	600154267
22-468554-1	3000000557	600154268
7120359166	2000000504	600254724
22-469668-8	3000000613	600254752
2027601803	1050000663	600254765
2131700638	1050000773	600254766
3006612518	1050000809	600254767
7120816173	2000000641	600255648
2083600913	1050000790	600256922
12-466802-6	868000029	600256932
12-468233-2	868000025	600256933
12-469810-6	868000013	600256934
12-465265-7	868000027	600256935
12-467534-4	868000030	600256936
12-465953-8	868000035	600256937
12-465358-0	868000016	600256938
12-466268-0	868000012	600256939
12-467762-1	868000014	600256940
12-464298-9	868000034	600256941
12-470021-7	868000031	600256944
12-465028-9	868000003	600256945
12-466422-3	868000011	600256946
22-469782-7	3000000651	600257274
22-469969-0	3000000640	600257359
22-469894-0	3000000673	600257361
2027601961	1050000786	600257399
22-470155-3	3000000668	600257430
22-470308-8	3000000718	600257433
22-470334-4	3000000726	600258499
12-463921-7	869000001	600259099
12-465545-2	869000006	600259100
12-466142-7	869000008	600259101
12-467476-8	869000010	600259102
22-470436-7	3000000779	600259171
22-468197-9	3000000795	600259803
22-469869-2	3000000802	600259804
2153601079	1050000781	600259809
20631100115	1050000821	600259810
3006612846	1050000861	600259811
2198600319	1050000888	600259812
7120289157	2000000581	600259820
7120918300	2000000678	600259823
7121082353	2000000806	600259826
7120766279	2000000675	600259890
7120605030	2000000834	600259892
2051601528	1050000892	600259904
2135601691	1050000900	600259905
22-470302-1	3000000720	600259927
22-470038-1	3000000845	600259929
22-470852-5	3000000846	600260164
12-465498-4	882000002	600260170
12-465549-4	882000003	600260171
2073603307	1050000808	600260334
22-470853-3	3000000847	600260364
2001708071	1050000810	600260369
222782	1000000886	600260447
2003602264	1050000836	600261156
2141600122	1050000911	600261158
2073603486	1050000903	600261325
7000603545	1050000940	600261326
2244701095	1050000947	600261327
2001707282	1050000882	600262314
2001707491	1050000893	600262315
7120686444	2000000804	600262678
7121251800	2000000874	600262679
1075123	1300000942	600262686
2198600334	1050000904	600262875
225304	1000000897	600263028
225746	1000000964	600263029
2027602080	1050000941	600263073
5040351321	2000000627	600263174
5040350877	2000000654	600263175
7121006428	2000000817	600263176
7120768283	2000000867	600263180
7121571579	2000000912	600263182
7120681791	2000000956	600263183
2135601557	1050001057	600263184
12-470023-3	3000000851	600263185
12-469559-9	3000000913	600263186
3721600135	1050001011	600263203
12-471694-0	3000000920	600263204
2123700490	1050000924	600263298
2198600346	1050000905	600263314
2088700361	1050000970	600263315
3612601111	1050001001	600263316
2088700451	1050001044	600263317
2027602115	1050001036	600263328
225401	1000000969	600263717
22-114256-1	3000000936	600263718
2027602067	1050000922	600263731
3726600027	1050001026	600264081
2036605744	1050000977	600264901
3624700942	1050001035	600264902
3092605524	1050001070	600264903
226182	1000000926	600264904
7119965072	2000000875	600264906
7121085000	2000000918	600264922
7121754175	2000000958	600264923
2028606980	1050000992	600264924
3627601196	1050001004	600264925
2036605817	1050000967	600264927
3650602060	1050000982	600264928
2001708537	1050000994	600264935
2051601611	1050000986	600264937
3602601382	1050000989	600264938
3006613221	1050001007	600264939
2001708593	1050001058	600264940
223089	1000001043	600265106
1042394	1300000953	600265107
1077215	1300000980	600265108
2168600339	1050001065	600265186
3726600244	1050001169	600265187
1073668	1300000978	600266249
225955	1000001033	600266303
201316	1000001034	600266304
7121666429	2000000968	600266324
7121902899	2000000984	600266325
7121903640	2000000985	600266326
7121723493	2000000990	600266327
7121909985	2000001013	600266328
2204600190	1050000975	600266583
2161601739	1050001101	600266584
12-472676-6	3000001003	600266585
2027602053	1050000944	600266838
1083602358	1050001023	600266839
2253600055	1050001045	600266840
6005600186	1050001249	600266842
2125602741	1050001099	600266843
12-473036-2	3000001030	600266852
12-473037-0	3000001031	600266853
12-470428-4	3000001124	600266854
2238600275	1050000963	600266855
20171100351	1050001040	600266856
2027602127	1050001086	600266857
2238600305	1050001100	600266858
3670600488	1050001111	600266859
6014600293	1050001157	600266860
3707602678	1050001067	600267299
3602601402	1050001098	600267300
2154601123	1050001110	600267301
3726600119	1050001167	600267302
2036605864	1050001019	600267837
2027602116	1050001066	600267838
3726600200	1050001168	600267839
2198600379	1050001194	600267840
12-473133-7	3000001053	600267841
12-473070-1	3000001060	600267842
12-473229-3	3000001062	600267843
12-467840-5	3000001130	600267844
12-469097-0	3000001131	600267845
12-470377-3	3000001132	600267846
12-470769-1	3000001133	600267847
12-470908-5	3000001135	600267849
12-470975-4	3000001136	600267850
12-471292-3	3000001137	600267851
12-471308-7	3000001138	600267852
12-471508-2	3000001139	600267853
12-471662-7	3000001140	600267854
12-471696-5	3000001141	600267855
12-471764-1	3000001142	600267856
12-472005-8	3000001143	600267857
12-472143-7	3000001144	600267858
22-472359-9	3000001146	600267859
2028607129	1050001087	600267873
2273600002	1050001090	600267874
12-472298-9	3000001072	600267912
12-473194-9	3000001073	600267913
12-473134-5	3000001038	600268949
12-473145-1	3000001082	600268951
12-473457-0	3000001097	600268952
2177600280	1050001063	600269262
2154601108	1050001094	600269263
3726600150	1050001128	600269265
3705600434	1050001195	600269267
7120850032	2000000792	600269287
7121668326	2000000993	600269288
7121966142	2000001014	600269289
7121753466	2000001022	600269290
7120524207	2000001096	600269291
7121575273	2000001108	600269292
7121919133	2000001162	600269293
12-472243-5	3000001145	600269294
2097600762	1050001010	600269320
3602601390	1050001079	600269321
2248600040	1050001112	600271908
3006613329	1050001118	600271909
22-473628-6	3000001116	600271910
12-471695-7	3000001348	600271911
12-471420-0	3000001349	600271912
1076716	1300001077	600273390
1076082	1300001181	600273391
1077462	1300001182	600273392
12-473518-9	3000001105	600273415
5050454775	2000000948	600274056
7121336809	2000000983	600274057
7121832930	2000001041	600274058
7122307155	2000001184	600274059
001082241	1300001270	600274213
7122239028	2000001152	600274214
7122256725	2000001183	600274215
7121722271	2000000991	600274216
3052602876	1050001187	600274218
12-473276-4	3000001176	600274219
12-473927-2	3000001177	600274220
3651604471	1050001222	600274999
2046605421	1050001275	600275000
20631100547	1050001307	600275001
6005600286	1050001338	600275002
7121657733	2000001075	600275003
12-474046-0	3000001236	600275005
12-114255-3	3000001677	600275006
12-465477-8	909000126	600275153
12-460880-8	909000134	600275154
12-466127-8	909000135	600275155
2210600429	1050001089	600275166
12-474206-0	3000001243	600275167
12-473983-5	3000001342	600275168
2105600365	1050001571	600275921
7121753607	2000000972	600275922
7122334985	2000001267	600275923
7122451052	2000001515	600275924
3706601428	1050001758	600276858
12-474188-0	3000001238	600276859
7121674803	2000001403	600276860
7122076396	2000001088	600277197
12-473362-2	3000001197	600277199
12-474281-3	3000001214	600277200
12-473732-6	3000001347	600277201
3643602404	1050001155	600277202
001070685	1300001012	600277203
001080934	1300001174	600277204
20321100005	1050001115	600277259
2039604549	1050001189	600277261
12-474234-2	3000001213	600277263
12-474538-6	3000001276	600277264
12-473776-3	3000001289	600277265
12-474536-0	3000001345	600277266
7122331841	2000001190	600277267
7122356434	2000001271	600277268
6014600088	1050001092	600277278
2218601128	1050001227	600277280
2198600438	1050001274	600277281
22-462687-5	814000005	600277282
22-463392-1	814000006	600277283
12-465022-2	868000001	600277284
12-466794-5	868000002	600277285
12-466540-2	868000004	600277286
12-466115-3	868000006	600277287
12-466311-8	868000007	600277288
12-466681-4	868000008	600277289
12-465277-2	868000009	600277290
12-465945-4	868000010	600277291
12-469251-3	868000015	600277292
12-465189-9	868000017	600277293
12-470449-0	868000018	600277294
12-465950-4	868000019	600277295
12-465680-7	868000020	600277296
12-468883-4	868000021	600277297
12-465802-7	868000022	600277298
12-466809-1	868000023	600277299
12-467125-1	868000024	600277300
12-468482-5	868000026	600277301
12-466745-7	868000028	600277302
12-465834-0	868000032	600277303
12-470164-5	868000033	600277304
12-465114-7	869000004	600277306
12-465290-5	869000005	600277307
12-465777-1	869000007	600277308
12-466146-8	869000009	600277309
12-468707-5	869000011	600277310
12-473040-4	3000001016	600277327
12-473069-3	3000001231	600277328
12-474309-2	3000001240	600277329
2030601875	1050001256	600277332
6008684	1650001624	600277333
3052602909	1050001340	600277452
001080213	1300001120	600277619
12-474396-9	3000001248	600277620
12-474615-2	3000001304	600277621
12-474625-1	3000001305	600277622
12-474793-7	3000001326	600277623
12-474356-3	3000001344	600277624
12-474454-6	3000001355	600277625
12-472651-9	3000001160	600277745
12-470920-0	3000001334	600277746
2108600297	1050001284	600278836
6005600235	1050001621	600278838
001081295	1300001221	600278839
001082302	1300001380	600278841
001081489	1300001314	600278842
212044	1000001574	600279167
3602601352	1050001117	600279168
6005600275	1050001253	600279169
12-474927-1	3000001357	600279194
2027602195	1050001777	600279195
2154601170	1050001229	600279196
224051	1000001642	600279199
7120444828	2000001588	600279200
21871100062	1050001254	600279333
3602601464	1050001433	600279335
12-474100-5	3000001346	600279336
12-474767-1	3000001356	600279337
7122405942	2000001299	600279339
2051601642	1050001512	600280458
2001708341	1050001179	600280460
12-473903-3	3000001255	600280494
12-474999-0	3000001367	600280495
6010270	1650001511	600280496
12-473930-6	3000001233	600280931
12-474252-4	3000001239	600280932
12-474783-8	3000001325	600281543
12-474762-2	3000001405	600281544
12-475316-6	3000001507	600281545
22-114276-9	3000001278	600282102
12-475084-0	3000001408	600282103
12-475126-9	3000001454	600282104
21491100132	1050001317	600282789
7122627289	2000001568	600282791
12-475079-0	3000001407	600282792
12-475220-0	3000001455	600282793
12-475255-6	3000001464	600282794
12-475267-1	3000001465	600282795
12-473750-8	3000001418	600282796
001080666	1300001516	600282797
001081407	1300001211	600283120
001085417	1300001580	600283121
12-475097-2	3000001578	600283122
6010180	1650001458	600284125
231027	1000001250	600284520
2058601997	1050001815	600284526
12-472155-1	3000001595	600284527
12-474022-1	3000001235	600284528
12-472777-2	3000002004	600285029
5040436072	2000001351	600285216
7122705481	2000001610	600285217
7122969368	2000001788	600285218
231043	1000001251	600285219
7122780740	2000001611	600285524
7122619625	2000001439	600286773
001078858	1300001283	600286774
12-474638-4	3000001627	600287923
8000383	1650001762	600288023
2045701120	1050001750	600288086
12-475406-5	3000001643	600289593
12-475004-8	3000001655	600289867
22-471347-5	978000001	600295295
22-470986-1	978000002	600295296
22-470751-9	978000003	600295297
22-471274-1	978000005	600295299
22-471474-7	978000009	600295303
22-473895-1	978000012	600295306
22-474402-5	978000014	600295308
22-472531-3	978000017	600295311
22-473538-7	978000018	600295312
22-474143-5	978000024	600295318
22-473670-8	978000027	600295321
22-473623-7	978000030	600295324
22-473889-4	978000031	600295325
22-473945-4	978000033	600295327
22-474353-0	978000034	600295328
22-472722-8	978000035	600295329
22-474077-5	978000036	600295330
22-474750-7	978000037	600295331
22-472504-0	978000039	600295333
22-473084-2	978000040	600295334
22-473598-1	978000042	600295336
22-473019-8	978000043	600295337
22-471526-4	978000046	600295340
22-473594-0	978000047	600295341
22-472802-8	978000048	600295342
22-472513-1	978000049	600295343
22-471784-9	978000050	600295344
22-470404-5	978000051	600295345
22-468312-4	978000053	600295347
22-472911-7	978000054	600295348
22-473860-5	978000055	600295349
22-473556-9	978000058	600295352
22-471999-3	978000059	600295353
22-472313-6	978000061	600295355
22-473141-0	978000063	600295357
22-473230-1	978000065	600295359
22-471634-6	978000082	600295376
503279849	1150001401	Clayton. No loanid
503294792	1150001498	Clayton. No loanid
503260869	1150001373	Clayton. No loanid
503281720	1150001400	Clayton. No loanid
503266350	1150001395	Clayton. No loanid
503283192	1150001371	Clayton. No loanid
503278341	1150001970	Clayton. No loanid
503275972	1150001597	Clayton. No loanid
503272061	1150001383	Clayton. No loanid
503260793	1150001399	Clayton. No loanid
503273065	1150001384	Clayton. No loanid
503234706	1150001372	Clayton. No loanid
503335768	1150001855	Clayton. No loanid
503280657	1150001417	Clayton. No loanid
503276011	1150001374	Clayton. No loanid
503285149	1150001527	Clayton. No loanid
503278520	1150001375	Clayton. No loanid
503257737	1150001378	Clayton. No loanid
503273469	1150001385	Clayton. No loanid
503273037	1150001556	Clayton. No loanid
2011000462	1400001469	Clayton. No loanid
503259752	1150001402	Clayton. No loanid
2011000933	1400001741	Clayton. No loanid
503299399	1150001503	Clayton. No loanid
503273456	1150001387	Clayton. No loanid
503255085	1150001398	Clayton. No loanid
503272937	1150001397	Clayton. No loanid
503251726	1150001694	Clayton. No loanid
503256518	1150001376	Clayton. No loanid
503279494	1150001537	Clayton. No loanid
503279768	1150001632	Clayton. No loanid
503302762	1150001481	Clayton. No loanid
503281800	1150001411	Clayton. No loanid
503253990	1150001517	Clayton. No loanid
503272246	1150001899	Clayton. No loanid
503326005	1150001755	Clayton. No loanid
2011001782	1400001850	Clayton. No loanid
503339764	1150001888	Clayton. No loanid
503325948	1150001768	Clayton. No loanid
503301258	1150001486	Clayton. No loanid
503254794	1150001681	Clayton. No loanid

MERSID	Organization
1002338	First Republic
1000536	Prime Lending
1000938	Select Portfolio Servicing
1000200	PHH
1006404	Wells Fargo
1000104	SunTrust Mortgage, Inc.
1001863	Sterling Savings Bank
1000383	Cenlar FSB
1008498	Flagstar Bank, F.S.B.
1000522	Franklin American Mortgage
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1003970	GuardHill Financial Corp.
1008808	Cole Taylor Bank

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

APPENDIX A

MODIFICATIONS TO THE FLOW SALE AND SERVICING AGREEMENT

1.           The definition of “Business Day” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the State of New York, the State of Utah or the State of California, or the State of Maryland or the State of Minnesota, or (iii) a day on which banks in the State of New York, the State of Utah or the State of California, or the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.”

2.	The definition of “Assumed Principal Balance” is hereby revised to read as follows:

“Assumed Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date after application of payments due on or before the Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan pursuant to Subsection 11.15 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Subsection 11.17.”

3.	The definition of “Closing Date” is hereby revised to read as follows:

“Closing Date:  January 27, 2012, except with respect to the first paragraph of Section 3 and the Bill of Sale and Servicer Acknowledgement(s).”

4.           The definition of “Cut-off Date” is hereby revised to read as follows:

“Cut-off Date:  January 1, 2012, except with respect to the first paragraph of Section 3 and the Bill of Sale and Servicer Acknowledgement(s).”

5.	The definition of “First Remittance Date” is hereby revised to read as follows:

“First Remittance Date: February 25, 2012.”

6.           Each of the following definitions is hereby inserted in Section 1 of the Agreement in its appropriate alphabetical order:

“Controlling Holder:  At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling Agreement.  If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling Agreement is zero, then no entity will have any rights as a Controlling Holder.”

“Full Prepayment:  Any payment of the entire principal balance of a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.”

“Partial Prepayment:  Any payment of principal on a Mortgage Loan, other than a Full Prepayment, which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.”

“P&I Advance: As defined in Section 11.17.”

“Prepayment Interest Shortfall: As to any Remittance Date and any Mortgage Loan, (a) if such Mortgage Loan was the subject of a Full Prepayment during the related Principal Prepayment Period, the excess of one month’s interest (adjusted to the Mortgage Loan Remittance Rate) on the Assumed Principal Balance of such Mortgage Loan outstanding immediately prior to such prepayment, over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) actually paid by the Mortgagor in respect of such Principal Prepayment Period, and (b) if such Mortgage Loan was the subject of a Partial Prepayment during the related Principal Prepayment Period, an amount equal to the excess of one month’s interest at the Mortgage Loan Remittance Rate on the amount of such Partial Prepayment, over the amount of interest actually paid by the Mortgagor in respect of such Partial Prepayment during such Principal Prepayment Period.

“Principal Prepayment Period: As to any Remittance Date, the calendar month preceding the calendar month in which such Remittance Date occurs.

7.

(i)           Subsection 11.01, fifth paragraph is revised to read as follows:

“Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the modification is in accordance with the previously agreed-upon customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and the Servicer has previously notified the Owner of such modification) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan.  Additionally, the Servicer shall not accept any deed-in-lieu of, short pay-off, or sell any property, in which the sale proceeds are less than the unpaid principal balance of the related Mortgage Loan without previously notifying the Owner and providing the Owner with justification for such action.   Further, unless the related Mortgage Loan is in default or such default is, in the judgment of the Servicer, imminent, the Servicer shall not defer or forgive the payment of any principal or interest or change the outstanding principal amount (except to reflect actual payments of principal) without previously notifying the Owner and providing the Owner with justification for such action.  Any capitalization of arrearages of interest, fees and expenses in excess of 10% of the outstanding unpaid principal balance of the related Mortgage Loan immediately prior to the capitalization shall be made only after the Servicer has notified the Owner and provided the Owner with justification for the capitalization.   Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Owner when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself or the Owner, all instruments of satisfaction or cancellation, or of partial or full release and discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Owner pursuant to the provisions of Subsection 11.13.  Notwithstanding anything to the contrary in the this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of a Mortgage Loan that could cause any REMIC holding such Mortgage Loan to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or 860G(d) of the Code on any REMIC holding such Mortgage Loan.”

(ii)          Subsection 11.01, eighth paragraph is revised to read as follows:

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer believes that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Owner’s expense.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.  In the event (i) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (ii) the Owner provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.  In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Subsection 11.05 hereof.

8.           Subsection 11.04, first sentence of the first paragraph is revised to read as follows:

“The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts (collectively, the “Collection Account”), titled “U.S. Bank National Association, in trust for the holders of Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates.”

9.           Subsection 11.04, subclause (f) of the second paragraph is revised to read as follows:

“(f)        any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19.”

10.         The following new subclause (j) is added immediately following subclause (i) thereof in Subsection 11.04:

“(j)         with respect to each Full Prepayment and each Partial Prepayment, an amount (to be paid by the Servicer out of its own funds) equal to the Prepayment Interest Shortfall; provided, however, that the Servicer’s aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month.”

11.         Notwithstanding anything to the contrary in the Flow Sale and Servicing Agreement, any Custodial Accounts established by the Servicer pursuant to Subsection 11.04 of the Flow Sale and Servicing Agreement shall qualify as Eligible Accounts as defined in the Pooling and Servicing Agreement.

12.          Subsection 11.05 is revised to read as follows:

“The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)         to make payments to the Owner in the amounts and in the manner provided for in Subsection 11.15;

(b)         to reimburse itself for P&I Advances, the Servicer’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner with respect to such Mortgage Loan;

(c)         to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself for such unreimbursed Servicing Advances pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner unless the Servicer is required to pay the Prepayment Interest Shortfall pursuant to Subsection 11.15, in which case the Servicer’s right to such reimbursement shall be subsequent to the payment to the Owner of such shortfall;

(d)         to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Owner in an Officer’s Certificate) by the Servicer pursuant to subclause (b) or (c) above;

(e)         to reimburse itself for P&I Advances and Servicing Advances that were added to the outstanding principal balance of a Mortgage Loan in connection with a modification of such Mortgage Loan to capitalize arrearages;

(f)         to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

(g)        to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

(h)        to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

(i)         to withdraw any amounts inadvertently deposited in the Custodial Account; and

(j)         to clear and terminate the Custodial Account upon the termination of this Agreement.

Upon request, the Servicer will provide the Owner with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

13.         (a)           Subsection 11.13 is revised by deleting the first sentence and replacing it in its entirety with the following:

“Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the trust created by the Pooling and Servicing Agreement, where permitted by applicable law or regulation and consistent with Customary Servicing Procedures, and otherwise, in the name of the trustee of the Trust or its nominee.”

(b)           Subsection 11.13 is further revised to add the following paragraphs at the end of the section:

“The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Owner shall have been supplied with an Opinion of Counsel (at the Servicer’s expense) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on “prohibited transactions” of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer’s expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on “net income from foreclosure property” with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust of any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.”

14.         Subsection 11.15, first paragraph is revised to read as follows:

“On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Owner of record on the preceding Record Date (a) all amounts credited to the Custodial Account at the close of business on the related Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05(b) through (h), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, minus (c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which the Remittance Date occurs.

Not later than each Remittance Date, the Servicer shall from its own funds deposit in the Custodial Account an amount equal to the aggregate Prepayment Interest Shortfall due to either Partial Prepayment or Full Prepayment, if any, existing in respect of the related Principal Prepayment Period.”

15.         Subsection 11.16, first sentence of the first paragraph is revised to read as follows:

“Not later than the tenth (10th) day of each month, the Servicer shall forward to the Owner in an electronic format statements, in substantially the same forms as, and providing the information described in, Exhibit 3 hereto; or as otherwise mutually agreed to by Servicer and the Master Servicer.”

16.         Subsection 11.17 is revised to read as follows:

“Subsection 11.17          Advances by the Servicer.

On the Business Day immediately preceding each related Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date.  The Servicer’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last related Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d).  The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Owner, which details the reasons for such determination.  The Servicer shall not have any obligation to advance amounts in respect of shortfalls relating to the Servicemembers Civil Relief Act and similar state and local laws.

17.         The Flow Sale and Servicing Agreement is modified by adding a new Subsection 11.25 which reads as follows:

“Subsection 11.25 Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.”

18.         The Flow Sale and Servicing Agreement is modified by replacing Subsection 12.04 with the following:

“Subsection 12.04          Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  No such resignation of or assignment by the Servicer shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.02.”

19.         Section 13.03 of the Flow Sale and Servicing Agreement is deleted in its entirety.

20.         The first sentence of Subsection 12.01(d) is revised to read as follows:

The Servicer shall promptly notify the Owner and the Servicing Rights Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume ~~(with the written consent of the Owner)~~ the defense of any such claim and pay all expenses in connection therewith, including counsel fees.